1 Presentation Burkenroad Reports Investment Conference April 25, 2008 Exhibit 99.2

Disclosure
This Company Overview (“Overview”) has been prepared by management of OMNI Energy Services
Corp.  This Overview is intended solely for informational purposes.
Certain statements in this presentation contain forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934.
All forward-looking statements included in this presentation are based on information available to us as of the date hereof and we assume no obligation to update any forward-looking statements. Forward-
looking statements involve known or unknown risks, uncertainties and other factors, which may cause our actual results, performance or achievements, or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.
Factors that could cause or contribute to such differences include but are not limited to risks associated with: OMNI's dependence on activity in the oil and gas industry, commodity prices, labor shortages, international expansion, dependence on significant customers, seasonality and weather risks, competition, technological evolution, the ultimate outcome of pending litigation, completion of strategic transactions under consideration by OMNI and other risks detailed in the Company's filings with the
Securities and Exchange Commission; and the other factors including, but not limited to, the items discussed under "Risk Factors" contained in our Report on Form 10-K for the year ending
December 31, 2007.

3 James Eckert President and Chief Executive Officer Brian Recatto Chief Operating Officer Ronald Mogel Sr. Vice President and Chief Financial Officer OMNI Executive Management Team

Investment Highlights
Commodity Prices and Sector Fundamentals remain strong
Focused on Attractive Geographic Markets
Leading Position in Seismic Drilling Market
Management Averages 31 Years of Experience
Continued Solid Results
Strong Operational Cash Flows

Introduction
OMNI Energy Services Corp. (“OMNI”) is an industry leading, publicly-traded (Nasdaq
GM: OMNI) oilfield services company that specializes in providing a broad range of integrated services
Headquartered in Carencro, Louisiana
Approximately 800 highly qualified employees
Operations in the Gulf of Mexico, southern United States (including the Barnett Shale region) and the Rocky Mountains

Company Overview
OMNI focuses its operations on:
Maintaining visibility across E&P cycle;
Balancing profitability across businesses;
Retaining flexibility to expand into complementary services; and
Acquiring and retaining management teams that can grow the Company
Seismic Drilling
Services
Equipment
Leasing
Environmental
Services
Fluid and
Transportation
Services
Specialized
Services

Dominant seismic drilling provider in both the Transition Zone (primarily Louisiana and Texas) and the contiguous Highland areas
Approximately 85% of the seismic drilling market share in the Transition Zone
Approximately 65% of the seismic drilling market share in the Highland areas
Leading player in Environmental Services, Equipment Leasing and Fluid and Transportation Services
State-of-the-art, environmentally sensitive marine transportation equipment
The Company’s scale and scope provide significant competitive advantages:
Ability to provide services to a broad customer universe
Size provides the ability to service the major and large independent E&P companies
Product breadth allows OMNI to be the provider of choice
Strong Brand Name and High Quality Asset Base

Geographic Footprint
Rock Springs
Vernal
Environmental Operations
Equipment Leasing Operations
Fort Worth Basin/Barnett Shale Region
Rocky Mountain Region
Transition Zone
Seismic Drilling Operations
Alice
Timpson
Teague
Navasota
Broussard / Youngsville
Belle Chasse
Carencro
Cameron
Fourchon
Intracoastal City
Venice
Houston
Jennings
Morgan City
Hattiesburg
Bowie
Headquarters: Carencro, LA
Fluid Services Operations
Giddings
Woodville
Bryan
Wooster
Fort
Worth

OMNI Energy Services Corp.

OMNI
ENERGY SERVICES CORP.

Business Strategy
Capitalize on increased size
Improve margins and liquidity
Expand the range of services
Maximize Synergies of existing business lines
Increase focus on organic growth
Dominant market presence
Developed customer base
Robust market conditions
Motivated and strategically
located personnel
Asset utilization
Offer bundled service solutions
Expand rental equipment
portfolio
Attractive domestic expansion
opportunities
Strategic acquisitions
Provide full-service dock in
Fourchon, LA
Increase Operating Capabilities Improved Fiscal Management
Maintain Seismic Drilling
Dominance
Provide Superior Service
Capitalize on Select
Opportunities

OMNI Timeline
1997:
Initial Public
Offering
2006:
Acquired Preheat and
Rig Tools
2007:
Acquired Charles
Holston (CHI) and
certain assets of
Cypress Energy
1997 - 2002 2003 - 2004
2005 - 2006 2007-2008
2002:
Purchased
certain assets
of AirJac
2003:
Purchased
American
Helicopters,
Inc. (“AHI”)
2004:
Acquired
Trussco
2005: Sold Aviation
Transportation Segment
(including AHI)
2007:
Acquired certain
assets of Bailey
Operating Inc.
2008:
Acquired
certain assets
of B.E.G.
2009 Forward
•International Expansion
•Organic Growth
•Maximize Synergies
•Marcellus Shale Region

OMNI Energy Services Corp.

Natural Gas Cash Prices Henry Hub Market

Dollars Per MMBtu
$15.00
$9.00
$7.00
$3.00
$1.00
91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07

Source: Bloomberg.
Note: Prices are monthly averages

West Texas Intermediate Crude Spot Prices

Dollars Per Barrel
$100.00
$70.00
$40.00
$10.00
91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07

Source: Bloomberg.
Note: Prices are as of month end

U.S. Drilling Rig Count

Active Rigs
U.S. Rig Count
1,900
1,650
1,400
650
400
91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07

Sources: Baker Hughes, Petroleum Information
Note: Rig count data is monthly average

Commodity prices remain strong
Capital spending expected to escalate in 2008
First quarter land permit data is strong
Drilling activity expected to improve this summer
Reduced service company capital investment
supporting price stabilization
Market forces in line with demand
Gas market improving
Offshore market stable to improving
70% of our revenue is land drilling and production driven
30% of our revenue is supporting offshore drilling and
production
NOC’s increasing reliance on service and rental
companies
Positive Market Outlook

The Future
Land Operations
Restructure to improve performance predictability
Flatten organization
Promote better asset utilization
Focus internally on organic initiatives with core client base
Enhance our loss control, safety and risk programs
Strengthen local management teams
Focus on price increases due to major spending category inflation
Organize our land-based business around prolific oil and gas plays
Barnett Shale
Rocky Mountains
East Texas
Fayetteville, Arkansas
Expand seismic drilling operations into the Rocky Mountains
Add two new drilling fluid production locations

The Future (continued)
Offshore Operations
Focus internally on organic growth initiatives
Blue chip customer base with very little multiple service line penetration
Strengthen local management teams
Increase controls, performance expectations and transparency
Expand technology initiatives
Drilling and production environmental services to become best in class
Currently no market leader exists

14 Diversified Revenue Base 2007 Revenue $172 million 2008E Revenue $190 million 41% 27% 32% Seismic Drilling Land Service Offshore Service 46% 18% 36% 2007 2008E

OMNI is led by a deep bench of oilfield services veterans averaging 31 years in the industry
Experienced and dedicated staff with the specialized knowledge capable of delivering the highest level of customer service
100% non-union workforce
Seasoned Management & Experienced Workforce
25 years VP and Chief Accounting Officer 46 Gregory B. Milton
35 years Sr. VP and Chief Financial Officer 56 Ronald D. Mogel
31 years Average:
43 years Operations Manager – Land Rental Services 60 Godfrey Brasseaux
23 years VP of Offshore Services 42 Andy Dufrene
31 years VP of Seismic Services 49 John Harris
21 years Chief Operating Officer 43 Brian J. Recatto
58
Age
President and Chief Executive Officer
Position
36 years James C. Eckert
Relevant Years of Experience Name

OMNI
Energy Services Corp.

Anadarko
Petroleum Corporation

EPL
ENERGY PARTNERS, LTD.

Chevron

bp

PGS

elpaso

FOREST OIL
1916

SEI SEISMIC EXCHANGE

CG

Apache
CORPORATION

Williams

ExxonMobil

Chesapeake
ENERGY

16 Extensive Blue-Chip Customer Base OMNI has maintained relationships with many of its Blue-Chip customers for over ten years.

OMNI Energy Financial Highlights – Revenue (Historical and Projected)
Revenue (in thousands)
$31,555
$24,592
$19,839
$39,064
$180,000 - $200,000
$98,998
$43,350
$172,479
$0
$50,000
$100,000
$150,000
$200,000
Actual 2001 Actual 2002 Actual 2003 Actual 2004 Actual 2005 Actual 2006 Actual 2007 Projected
2008
OMNI information excluding aviation division

OMNI Energy Financial Highlights – Adjusted EBITDA (Historical and Projected)
OMNI information excluding aviation division
(1) See page 22 for reconciliation and definition of Adjusted EBITDA
Adjusted EBITDA (in thousands)
(1)
$36,597
$6,251
$40,000 - $45,000
$5,145
$4,228
$2,398
$7,339
$26,009
$0
$10,000
$20,000
$30,000
$40,000
$50,000
Actual 2001 Actual 2002 Actual 2003 Actual 2004 Actual 2005 Actual 2006 Actual 2007 Projected
2008

OMNI Energy Financial Highlights – Adjusted EBITDA
(1)
as % of Revenue
(Historical and Projected)
20%
21%
22%
13%
17%
12%
17%
26%
0%
10%
20%
30%
40%
Actual 2001 Actual 2002 Actual 2003 Actual 2004 Actual 2005 Actual 2006 Actual 2007 Projected 2008
OMNI information excluding aviation division
(1) See page 22 for reconciliation and definition of Adjusted EBITDA

OMNI Energy Financial Highlights – Leverage Ratio
OMNI information excluding aviation division
(1) See page 22 for reconciliation and definition of Adjusted EBITDA
Leverage Ratio (Net debt / Adjusted EBITDA
(1)
)
1.45
0.68
1.55
3.17
0
1
2
3
4
Actual 2005 Actual 2006 Actual 2007 Projected 2008

2008 Guidance
Organic growth only; guidance has assumed no additional acquisitions
Capital expenditures forecasted at maintenance levels only
$ 0.63 $ 0.50 Earnings per share
$ 45,000 $ 40,000 Adjusted EBITDA
(1)
$ 200,000 $ 180,000  Revenue
High Range Low Range
Projected
$ in thousands
(1) See page 22 for reconciliation and definition of Adjusted EBITDA

2008 Guidance (Adjusted EBITDA Definition and Reconciliation)
OMNI calculates Adjusted EBITDA (adjusted earnings before interest, taxes, depreciation and amortization) as net income excluding income taxes, net interest expense, depreciation and amortization, and adjusted for loss on debt extinguishment and stock-based compensation. Adjusted EBITDA is not calculated in accordance with Generally Accepted
Accounting Principles (GAAP), but is a non-GAAP measure that is derived from items in OMNI’s GAAP financials and is used as a measure of operational performance. Management references this non-GAAP financial measure frequently in its decision-making because it provides supplemental information that facilitates internal comparisons to historical operating performance of prior periods and external comparisons to competitors’ historical operating performance. OMNI has also aligned the disclosure of Adjusted EBITDA with the financial covenants in its material credit agreements with various lenders, which include ratios requiring a determination of EBITDA, as defined. Adjusted EBITDA is a material component of the financial covenants in OMNI’s credit agreements and non-compliance with the covenants could result in the acceleration of indebtedness. OMNI believes that Adjusted EBITDA is a commonly applied measurement of financial performance by investors. OMNI believes Adjusted EBITDA is useful to investors because it gives a measure of the operational performance without taking into account items that OMNI does not believe related directly to operations or that are subject to variations shat are not caused by operational performance.
This non-GAAP measure is not intended to be a substitute for GAAP measures, and investors are advised to review this non-GAAP measure in conjunction with GAAP information provided by OMNI. Adjusted EBITDA should not be construed as a substitute for income from operations, net income or cash flows from operating activities (all determined in accordance with GAAP) for the purpose of analyzing OMNI’s operating performance, financial position and cash flows. OMNI’s computation of Adjusted EBITDA may not be comparable to similarly titled measures of utilized by other companies. A reconciliation of this non-GAAP measure to OMNI’s net income follows:
$ 45,000 $ 40,000 $ 36,597 Adjusted EBITDA
9,800 7,800 5,504 Income tax expense
1,000 1,000 2,487 Non-cash stock compensation
14,100 14,100 10,761 Depreciation and amortization
— — (360) Other income
— — 1,100 Loss on debt extinguishment
4,600 4,600 6,936 Interest expense
Plus (minus):
$ 15,500 $ 12,500  $ 10,169  Net income
High End Low End Actual
Projected
2008                        2007
$ in thousands